SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 26, 2011

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02.    Results of Operations and Financial Condition.

On October 26, 2011, the Registrant issued a press release to report earnings for the three and nine months ended September 30, 2011. A copy of the press release is furnished with this Form 8-K as Exhibit 99, and incorporated herein in its entirety by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                          Description

99                                           Press Release dated October 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: October 26, 2011	By:	/s/ Thomas R. Quinn, Jr.
Thomas R. Quinn, Jr. President and Chief Executive Officer (Duly Authorized Representative)